                                                         Exhibit 10.113

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as
                                                ---------
of March 27, 1998 by and among RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), certain subsidiaries of Borrower listed on the signature pages
  --------
hereto (the "Guarantors"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York
             ----------
corporation ("GE Capital"), and THE ING CAPITAL SENIOR SECURED HIGH INCOME
              ----------
FUND, L.P., a Delaware limited partnership ("ING;" GE Capital and ING are
                                             ----
hereinafter each individually referred to as a "Lender", and collectively, as
                                                ------
"Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent
 -------
(in such capacity, the "Administrative Agent").
                        --------------------

                                    RECITALS
                                    --------

     A. Borrower, Guarantors, Lenders, Administrative Agent and Syndication Agent are parties to a certain Credit Agreement dated as of September 30, 1997 (the "Credit Agreement;" capitalized terms used herein and not defined herein
      ----------------
have the meanings assigned to them in the Credit Agreement).

     B. Borrower, Guarantors, Lenders, Administrative Agent and Syndication Agent desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

                                 A.  AMENDMENTS
                                     ----------

     1.  Amendment to Section 3.22.  The Credit Agreement is hereby amended by
         -------------------------
deleting Section 3.22 thereof in its entirety and by substituting in lieu thereof the following Section 3.22:

               SECTION 3.22  Subordination of Subordinated Indebtedness.  This
                             ------------------------------------------
          Agreement, and all amendments, modifications, extensions, renewals, refinancings and refundings hereof, constitute the "Senior Credit Agreement" within the meaning of the Bridge Note Purchase Agreement and the Ramsay Subordinated Note Purchase Agreement; this Agreement, together with each of the other Loan Documents and all amendments, modifications, extensions, renewals, refinancings and refundings hereof and thereof, constitute "Senior Credit Documents" within the meaning of the Bridge Note Purchase Agreement and the Ramsay Subordinated Note Purchase Agreement; and the Term Loans, the Revolving Credit Loan, the Letter of Credit Obligations and all other Obligations of Borrower to the Lenders and the Agents under this Agreement, the Term Notes, the Revolving Credit Notes and any of the other Loan Documents, and all amendments, modifications, extensions, renewals, refundings or refinancings of any of the foregoing constitute "Senior

          Indebtedness" of Borrower within the meaning of the Bridge Note Purchase Agreement and the Ramsay Subordinated Note Purchase Agreement, and the holders of the Bridge Notes and the holders of the Ramsay Subordinated Note from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to Article 9 of the Bridge Note Purchase Agreement and pursuant to Section 4 of the Ramsay Subordinated Note Purchase Agreement, respectively.

     2.   Amendment to Section 6.01(g).  The Credit Agreement is hereby further
          ----------------------------
amended by deleting subsection (g) of Section 6.01 thereof in its entirety and by substituting in lieu thereof the following subsection (g):

               (g) such Permitted Acquisition shall be permitted under the terms of the Bridge Note Purchase Agreement or the Senior Subordinated Note Agreement, whichever is then outstanding, and the Ramsay Subordinated Note Purchase Agreement;

     3.   Amendment to Section 6.04.  The Credit Agreement is hereby further
          -------------------------
amended by deleting the word "and" appearing immediately prior to clause (m) of
Section 6.04 thereof and by replacing the "." after clause (m) of Section 6.04 thereof with the following:

          ; and (n) the Ramsay Subordinated Note, provided that the proceeds from the issuance of the Ramsay Subordinated Note are applied as follows: (1) $1,400,000 to pay the purchase price of the Palm Bay Acquisition in full, plus an amount sufficient to pay all related transaction costs, (2) $1,900,000 to pay the purchase price of the Dothan Alabama Acquisition in full, plus an amount sufficient to pay all related transaction costs, and (3) the remainder to be applied to costs and expenses incurred in preparing the facilities for operation and working capital for the facilities.

     4.   Amendment to Section 6.15.  The Credit Agreement is hereby further
          -------------------------
amended by deleting clauses (c) and (d) of Section 6.15 thereof in their entirety, by substituting in lieu thereof the following clauses (c), (d), (e) and (f), and by relettering the existing clauses (e) and (f) of Section 6.15 to clauses (g) and (h), respectively:

          (c) Borrower may make payments of interest, fees and expenses under the Bridge Notes, the Senior Subordinated Notes and other Subordinated Indebtedness permitted under clauses (l) and (m) of Section 6.04 in
                                                              ------------
          accordance with their terms (including, without limitation, their respective subordination provisions) and may repay the principal amount of the Bridge Notes or any other Subordinated Indebtedness permitted under clauses (l) and (m) of Section 6.04 utilizing the
                                                 ------------
          proceeds of other Subordinated Indebtedness permitted under clauses
          (l) and (m) of Section 6.04; (d) Borrower may pay
                         ------------
          its obligations under Article 3 of the Bridge Note Purchase Agreement solely by the delivery of Stock of Borrower on the basis contemplated by Section 3.04 thereof; (e) Borrower may make payments of interest
             ------------
          under the Ramsay Subordinated Note in kind for the first twelve months after the issuance of the Ramsay Subordinated Note and thereafter in cash in accordance with the terms of the Ramsay Subordinated Note (including, without limitation, the subordination provisions set forth in Section 4 of the Ramsay Subordinated Note Purchase Agreement), provided that cash interest payments may only be made if (i) Borrower's Fixed Charge Coverage Ratio would not be less than 1.35:1.00, determined on a pro forma basis for the most recent Rolling
                                     ---------
          Four-Quarter Period for which Borrower is required to deliver a Compliance Certificate to the Administrative Agent pursuant to Annex F
                                                                         -------
          hereof, based on Borrower's actual Fixed Charge Coverage Ratio as set forth therein, but calculated as if such interest was included in Fixed Charges for such period for the purpose of such computation (or, if Borrower has delivered to the Administrative Agent a pro forma
                                                                  ---------
          Compliance Certificate for such period pursuant to Section
                                                             -------
          6.01(l)(iii), based on Borrower's pro forma Fixed Charge Coverage
          ------------
          Ratio as set forth therein, but calculated as if such interest was included in pro forma Fixed Charges for such period for the purpose of
                      ---------
          such computation), (ii) Borrower would be in compliance with the financial covenants set forth in Section 1(b) (Leverage Ratio) and
          Section 1(c) (Interest Coverage Ratio) of Annex G, determined on a pro
                                                    -------                  ---
          forma basis for the most recent Rolling Four-Quarter Period for which
          -----
          Borrower is required to deliver a Compliance Certificate to the Administrative Agent pursuant to Annex F hereof, based on Borrower's
                                           -------
          actual Leverage Ratio and Interest Coverage Ratio as set forth therein, but calculated as if the Ramsay Subordinated Note was included as Funded Debt and interest on the Ramsay Subordinated Note was included in Interest Expense for such period for the purpose of such computation (or, if Borrower has delivered to the Administrative Agent a pro forma Compliance Certificate for such period pursuant to
                  ---------
          Section 6.01(l)(iii), based on Borrower's pro forma Leverage Ratio and
                                                    ---------
          Interest Coverage Ratio as set forth therein, but calculated as if the Ramsay Subordinated Note was included in pro forma Funded Debt and
                                                   ---------
          interest on the Ramsay Subordinated Note was included in pro forma
                                                                   ---------
          Interest Expense for such period for the purpose of such computation),
          (iii) the Bridge Notes and all amounts owed by Borrower to the holders of the Bridge Notes under the Bridge Note Purchase Agreement have been paid in full, and (iv) no Default or Event of Default exists or would be caused by such payment, (f) with the consent of the Required Lenders and the Administrative Agent, Borrower may prepay the Ramsay Subordinated Note in full;

     5.   Amendment to Section 6.20.  The Credit Agreement is hereby further
          -------------------------
amended by deleting Section 6.20 thereof in its entirety and by substituting the following in lieu thereof as Section 6.20:

               SECTION 6.20  Changes Relating to Subordinated Debt.  Neither
                             -------------------------------------
          Borrower nor any other Credit Party shall change or amend the terms of the Bridge Notes, the Senior Subordinated Notes, the Ramsay Subordinated Note, the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement, the Ramsay Subordinated Note Purchase Agreement or any other Subordinated Indebtedness (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Indebtedness;
          (b) change the dates upon which payments of principal or interest are due on such Subordinated Indebtedness other than to extend such dates;
          (c) change any default or event of default other than to delete or make less restrictive any default provision therein; (d) change or add any covenant with respect to such Subordinated Indebtedness other than to make less restrictive any such covenant; (d) change the redemption or prepayment provisions of such Subordinated Indebtedness other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Subordinated Indebtedness; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Indebtedness in a manner adverse to any Credit Party, the Administrative Agent or any Lender.

     6.   Amendment to Annex A.  The Credit Agreement is hereby further amended
          --------------------
by (a) deleting the definitions of "Net Cash Proceeds" and "Subordinated Indebtedness" in Annex A of the Credit Agreement and by substituting in lieu thereof the following definitions:

               "Net Cash Proceeds" shall mean (a) in respect of any casualty or
                -----------------
          condemnation described in Section 5.12 and any sale or other
                                    ------------
          disposition of assets permitted by Section 6.08, all cash proceeds
                                             ------------
          received in respect thereof and any principal payments on any promissory notes received as part of the purchase price for any assets so sold or disposed of, net of (i) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case paid to non-Affiliates, other than reasonable legal fees and expenses paid to Haythe & Curley), (ii) transfer and other taxes payable in connection therewith, (iii) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (iv) an appropriate reserve for income taxes payable in accordance with GAAP in connection therewith, and (b) in respect of the issuance of Stock or debt securities described in Section 1.04(f)(ii)
                                                            -------------------
          and (iii), all cash proceeds received in respect thereof, net of (i)
              -----
          underwriting discounts and commissions and (ii) other reasonable costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case paid to non-Affiliates, other than reasonable legal fees and expenses paid to Haythe & Curley).

               "Subordinated Indebtedness" shall mean the Indebtedness evidenced
                -------------------------
          by or in respect of (a) the Bridge Notes, (b) any of (i) the Senior Subordinated Notes, (ii) any Indebtedness (other than the Senior Subordinated Notes) refinancing the Bridge Notes, (iii) any refinancing of the Senior Subordinated Notes or any Indebtedness permitted by clause (ii), and (iv) any refinancing of any Indebtedness permitted by clause (iii), and (c) the Ramsay Subordinated Note;

and (b) adding the following to Annex A as new definitions, in proper alphabetical order:

               "Dothan Alabama Acquisition" shall mean the acquisition by Ramsay
                --------------------------
          Youth Services of Alabama, Inc. of certain land and personal property located in Dothan, Houston County, Alabama from Crescent Real Estate Funding VII, L.P. pursuant to the terms and conditions set forth in the Dothan Alabama Acquisition Agreement.

               "Dothan Alabama Acquisition Agreement" shall mean that certain
                ------------------------------------
          Agreement of Purchase and Sale, dated as of the 30th day of January, 1998, by and among Crescent Real Estate Funding VII, L.P. and Ramsay Youth Services of Alabama, Inc.

               "Palm Bay Acquisition" shall mean the acquisition by Ramsay Youth
                --------------------
          Services of Florida, Inc. of certain land and personal property located in Palm Bay, Brevard County, Florida from BHC Properties, Inc. pursuant to the terms and conditions set forth in the Palm Bay Acquisition Agreement.

               "Palm Bay Acquisition Agreement" shall mean that certain Real
                ------------------------------
          Estate Purchase and Sale Agreement, dated as of March 6, 1998, by and between BHC Properties, Inc. and Ramsay Youth Services of Florida, Inc.

               "Ramsay Subordinated Note Purchase Agreement" shall mean the
                -------------------------------------------
          Subordinated Note Purchase Agreement, dated as of March 25, 1998, among Borrower, as issuer, and Paul Ramsay Holdings Pty. Ltd., as purchaser, as the same may be amended, modified or supplemented with the consent of the Administrative Agent and the Required Lenders.

               "Ramsay Subordinated Note" shall mean Borrower's Junior
                ------------------------
          Subordinated Note due September 30, 2006, issued pursuant to the Ramsay Subordinated Note Purchase Agreement in the principal amount of $5,000,000 plus Capitalized Interest (as defined therein).

               "Three Rivers Hospital Sale" shall mean the sale of Three Rivers
                --------------------------
          Hospital to Health-One Properties, LLC for a purchase price of $2,000,000 comprised of $500,000 in cash and the Three Rivers Seller Note pursuant to the Three Rivers Sale Agreement.

               "Three Rivers Sale Agreement" shall mean the Agreement of
                ---------------------------
          Purchase and Sale, dated as of March 18, 1998, by and among Ramsay Louisiana, Inc. and Health-One Properties, LLC.

               "Three Rivers Seller Mortgage" shall mean the mortgage to be
                ----------------------------
          executed by Health-One Properties, LLC in favor of Borrower securing Health-One Properties, LLC's obligations under the Three Rivers Seller Note.

               "Three Rivers Seller Note" shall mean the promissory note in the
                ------------------------
          principal amount of $1,500,000 to be issued by Health-One Properties, LLC to Borrower as partial payment of the purchase price in the Three Rivers Hospital Sale.

     7.   Amendment to Annex F.  The Credit Agreement is hereby further amended
          --------------------
by deleting Section 16 of Annex F thereof in its entirety and by substituting in lieu thereof the following Section 16:

               16. Upon receipt thereof, copies of (i) any material notice or other material communication delivered by or on behalf of Borrower to any Person in connection with the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement, the Ramsay Subordinated Note Purchase Agreement or any other agreement or other document relating to Subordinated Indebtedness at the same time and by the same means as such notice or other communication is delivered to such Person, and
          (ii) any material notice or other material communication received by Borrower from any Person in connection with the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement, the Ramsay Subordinated Note Purchase Agreement or any other agreement, document or instrument relating to Subordinated Indebtedness promptly after such notice or other communication is received by Borrower.

     8.   Amendment to Annex G. The Credit Agreement is hereby further amended
          --------------------
by deleting the definition of "Funded Debt" in Annex G of the Credit Agreement and by substituting in lieu thereof the following definition of "Funded Debt":

               "Funded Debt" shall mean all of Borrower's consolidated
                -----------
          Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including in each instance current maturities of long-term debt (and the current portion of long-term debt in the last year of its term), revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, (i) Indebtedness arising under or in connection with any interest rate swap agreement or arrangements, (ii) the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations and the other Obligations, (iii) Subordinated Indebtedness, but excluding the Ramsay Subordinated Note so long as Borrower is not permitted to pay interest on the Ramsay Subordinated
          Note in cash. and (iv) without duplication, any "earn out" or other contingent payment obligations permitted by Section 6.01(e).
                                                      ---------------

                                 B.   CONSENTS

     1. The Lenders consent to the Palm Bay Acquisition and waive any Default that would arise therefrom under Section 6.01 of the Credit Agreement, provided
                                                                       --------
that (i) the Palm Bay Acquisition and the initial loan contemplated by the Ramsay Subordinated Note Purchase Agreement are consummated no later than March 31, 1998, (ii) Borrower receives an initial loan under the Ramsay Subordinated Note Purchase Agreement in the principal amount of $1,475,000, of which $100,000 shall be applied to reimburse the Borrower for the cash deposit it previously made under the Palm Bay Acquisition Agreement and $1,300,000, together with such cash deposit, shall be applied to pay the entire purchase price of the Palm Bay Acquisition in full and $75,000 shall be applied to pay certain transaction costs incurred in connection therewith, and (iii) Borrower complies with Section
5.14 of the Credit Agreement within the time periods set forth therein.

     2. The Lenders consent to the Dothan Alabama Acquisition and waive any Default that would arise therefrom under Section 6.01 of the Credit Agreement, provided that (i) the Dothan Alabama Acquisition is consummated no later than
--------
May 15, 1998 on the terms and conditions set forth in the Dothan Alabama Acquisition Agreement, (ii) Borrower receives a loan under the Ramsay Subordinated Note Purchase Agreement in the principal amount of $1,900,000, of which $50,000 shall be applied to reimburse the Borrower for the cash deposit it previously made under the Dothan Alabama Acquisition Agreement and $1,850,000, together with such cash deposit, shall be applied to pay the entire purchase price of the Dothan Alabama Acquisition in full, and (iii) Borrower complies with Section 5.14 of the Credit Agreement within the time periods set forth therein.

     3. Notwithstanding anything set forth in Section 5.13 and Section 6.08(b) of the Credit Agreement to the contrary, the Lenders hereby consent to the Three Rivers Hospital Sale, provided
                      --------
that (i) the Three Rivers Hospital Sale is consummated no later than May 15, 1998 on the terms and conditions set forth in the Three Rivers Sale Agreement,
(ii) net cash proceeds in the amount of $400,000 arising from the Three Rivers Hospital Sale are immediately remitted to the Administrative Agent, who shall apply such proceeds to the prepayment of the Loans in accordance with Section 1.04(f)(i) and (g) of the Credit Agreement, (iii) the Three Rivers Seller Note is promptly pledged and delivered to the Administrative Agent with appropriate endorsements executed in blank, and (iv) the Three Rivers Seller Mortgage and all other guaranties and collateral securing the Three Rivers Seller Note are assigned to the Administrative Agent, pursuant to assignments in form and substance satisfactory to the Administrative Agent.

                           C.   CONDITIONS PRECEDENT

     Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Credit Agreement shall remain in full force and effect in its unamended form, Borrower shall have no rights under this Amendment and the Lenders shall not be obligated to take, fulfill or perform any action hereunder, until the following conditions have been fulfilled to the satisfaction of the Lenders:

     1. The Administrative Agent shall have received the following, each dated as of the date of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel:

          a.   This Amendment, duly executed by all parties hereto;

          b. A certificate of the Secretary or an Assistant Secretary and each Credit Party certifying true and correct copies of (1) the articles or certificate of incorporation and by-laws of such Credit Party, (2) the resolutions adopted by the Board of Directors of such Credit Party approving this Amendment and all documents, certificates and instruments being executed in connection herewith and the transactions contemplated hereby, (3) all documents evidencing other necessary corporate action by such Credit Party and required governmental and third party approvals with respect to each of the foregoing and (4) the names and true signatures of the authorized officers of such Credit Party;

          c. Opinion of Haythe & Curley, special counsel to the Credit Parties, in substantially the form of Exhibit I to the Credit
                                                     ---------
               Agreement (excluding the opinions set forth in paragraphs 7(ii), 8, 9, 12 and 13 thereof) with appropriate changes to address this Amendment; and

          d. A certificate from a Responsible Financial Officer of Borrower as to the Ramsay Subordinated Note Purchase Agreement and the Ramsay

               Subordinated Note certifying true and correct copies of the Ramsay Subordinated Note Purchase Agreement and the Ramsay Subordinated Note, each of which shall be in form and substance satisfactory to Lenders; and

     2. Ramsay Subordinated Note Purchase Agreement is executed and delivered by all parties thereto, and all conditions precedent to the effectiveness thereof have been satisfied.

                              D.  REPRESENTATIONS

     Each Credit Party hereby represents and warrants to the Lenders and the Agent that:

     1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of such Credit Party's certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person;

     2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general; and

     3. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

                             E.  OTHER AGREEMENTS

     1. Each Credit Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as modified by this Amendment, effective as of the date hereof.

     2. Each Guarantor hereby reaffirms and ratifies its unconditional and irrevocable, joint and several guarantee to Administrative Agent, Syndication Agent, Lenders and their respective successors, endorsees, transferees and assigns, of the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance when due of the Obligations of Borrower arising under the Credit Agreement, as amended and affirmed hereby, and reaffirms and ratifies all of its other obligations under the Subsidiary Guaranty. Each Guarantor hereby consents to the execution and delivery of this Amendment by the Borrower, and each Guarantor acknowledges that it has received and reviewed a copy of the Amendment.

     3. Each Credit Party acknowledges and reaffirms that (i) all Liens granted to the Administrative Agent for the benefit of the Lenders under the Collateral Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by the execution and delivery of this Amendment.

     4. Borrower agrees to pay on demand all costs and expenses of GE Capital in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel to GE Capital.

     5. This Amendment shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts), of the State of New York and all applicable laws of the United States of America.

     6. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    RAMSAY HEALTH CARE, INC.


                                    By: /s/ Remberto G. Cibran
                                       -----------------------------------------
                                       Remberto G. Cibran
                                       President


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Administrative Agent
                                      and as a Lender


                                    By: /s/ Cheryl P. Boyd
                                       -----------------------------------------
                                       Cheryl P. Boyd
                                       Authorized Signatory


                                    THE ING CAPITAL SENIOR SECURED
                                     HIGH INCOME FUND, L.P., as a Lender


                                    By: /s/ Michael D. Hatley
                                       -----------------------------------------
                                        Name:  Michael D. Hatley
                                        Title: Vice President and Portfolio
                                               Manager

                                 AMERICARE OF GALAX, INC.
                                 BETHANY PSYCHIATRIC HOSPITAL, INC.
                                 BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
                                 CAROLINA TREATMENT CENTER, INC.
                                 EAST CAROLINA PSYCHIATRIC SERVICES
                                  CORPORATION
                                 GREAT PLAINS HOSPITAL, INC.
                                 GREENBRIER HOSPITAL, INC.
                                 GULF COAST TREATMENT CENTER, INC.
                                 HAVENWYCK HOSPITAL, INC.
                                 H. C. CORPORATION
                                 HOUMA PSYCHIATRIC HOSPITAL, INC.
                                 HSA HILL CREST CORPORATION
                                 HSA OF OKLAHOMA, INC.
                                 INTEGRATED BEHAVORIAL SERVICES,
                                  INC.
                                 MESA PSYCHIATRIC HOSPITAL, INC.
                                 MICHIGAN PSYCHIATRIC SERVICES, INC.
                                 PSYCHIATRIC INSTITUTE OF WEST
                                  VIRGINIA
                                 RAMSAY ACQUISITION CORP.
                                 RAMSAY CORRECTIONAL SERVICES, INC.
                                 RAMSAY LOUISIANA, INC.
                                 RAMSAY MANAGEMENT SERVICES OF
                                  WEST VIRGINIA, INC.
                                 RAMSAY NEW ORLEANS, INC.
                                 RAMSAY YOUTH SERVICES, INC.
                                 RHCI SAN ANTONIO, INC.
                                 THE HAVEN HOSPITAL, INC.



                                 By: /s/ Carol C. Lang
                                     -------------------------------------------
                                     Carol C. Lang
                                     Vice President of each of
                                     the foregoing Guarantors


                                 Attest: /s/ Daniel A. Sims
                                         ---------------------------------------
                                         Daniel A. Sims
                                         Secretary of each of the foregoing
                                         Guarantors

                                 H. C. PARTNERSHIP

                                 By:  HSA HILL CREST CORPORATION,
                                      its General Partner


                                 By:  /s/ Carol C. Lang
                                     -------------------------------------------
                                     Carol C. Lang
                                     Vice President

                                 RAMSAY MANAGED CARE, INC.
                                 ARIZONA PSYCHIATRIC AFFILIATES, INC.
                                 FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                                 FLORIDA PSYCHIATRIC MANAGEMENT,
                                  INC.
                                 FPM BEHAVIORAL HEALTH, INC.
                                 FPM MANAGEMENT, INC.
                                 FPM OF LOUISIANA, INC.
                                 FPM OF OHIO, INC.
                                 FPM OF UTAH, INC.
                                 FPM OF WEST VIRGINIA, INC.
                                 FPM/HAWAII, INC.
                                 FPM/SOUTHEAST, INC.
                                 FPMBH OF ARIZONA, INC.
                                 FPMBH CLINICAL SERVICES, INC.
                                 FPMBH OF TEXAS, INC.
                                 UTAH PSYCHIATRIC AFFILIATES, INC.



                                 By: /s/ Carol C. Lang
                                     -------------------------------------------
                                     Carol C. Lang
                                     Executive Vice President of each of
                                     the foregoing Guarantors

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